UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2022

PRESIDIO PROPERTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-34049	33-0841255
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4995 Murphy Canyon Road, Suite 300

San Diego, CA 92123

(Address of principal executive offices)

(760) 471-8536

(Registrant’s telephone number, including area code)

Title of each class of registered securities	Trading Symbol(s)	Name of each exchange on which registered
Series A Common Stock, $0.01 par value per share	SQFT	The Nasdaq Stock Market LLC

9.375% Series D Cumulative Redeemable Perpetual Preferred Stock $0.01 par value per share	SQFTP	The Nasdaq Stock Market LLC

Series A Common Stock Purchase Warrants to Purchase Shares of Common Stock	SQFTW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the business combination agreement referenced in Item 7.01 below, Adam Sragovicz, the Chief Financial Officer of Presidio Property Trust, Inc. (the “Company”), is expected to resign from all positions with the Company upon the closing of the business combination transaction and join the combined company as its Chief Financial Officer.

Item 7.01	Item 7.01 Regulation FD Disclosure.

On November 8, 2022, the Company announced that Murphy Canyon Acquisition Corp. (“Murphy”), a blank-check special purpose acquisition company sponsored by the Company through a wholly-owned subsidiary, entered into a definitive business combination agreement (the “Business Combination Agreement”) with Conduit Pharmaceuticals Limited (“Conduit”), a pharmaceutical company led by highly experienced pharma executives established to fund the development of successful deprioritized clinical assets licensed from large pharmaceutical companies through its exclusive relationships.

The business combination transaction is expected to provide Conduit with access to the public equity market, which the parties believe will accelerate development of Conduit’s autoimmune disease and idiopathic male infertility pipeline. The combined company’s common stock is anticipated to be listed on NASDAQ under ticker symbol “CDT”. Upon the business combination transaction closing, which is expected to occur in the first quarter of 2023, the combined company is expected to be named Conduit Pharmaceuticals Inc. The closing of the business combination transaction is subject to numerous terms and conditions.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release Dated November 8, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRESIDIO PROPERTY TRUST, INC.

Date: November 8, 2022	By:	/s/ Adam Sragovicz
Adam Sragovicz
Chief Financial Officer